UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 6, 2022

LIMESTONE BANCORP, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 499-4800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	LMST	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

This Current Report on Form 8-K updates the description of the common shares of Limestone Bancorp, Inc., a Kentucky corporation (the “Company”), which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The  description of these securities is set forth on Exhibit 99.1 attached to this report and incorporated by reference herein. The description is qualified by reference to the Company’s Articles of Incorporation and Bylaws, which are the instruments defining the rights of the shareholders.  These instruments are identified as, and incorporated by reference to, Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed July 30, 2021 and Exhibit 3.2 to the Company’s Current Report on Form 8-K filed June 18, 2018.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are attached hereto or incorporated by reference in this report:

1. Description of Securities (filed herewith as Exhibit 99.1);

2. Registrant’s Articles of Incorporation, restated as amended to date, incorporated by reference to Exhibit 3.1 of the Quarterly Report on Form 10-Q filed July 30, 2021; and

3. Registrant’s Bylaws, incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K filed June 18, 2018.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIMESTONE BANCORP, INC.

Date: December 6, 2022	By:	/s/ Phillip W. Barnhouse
Phillip W. Barnhouse
Chief Financial Officer

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